Exhibit 10.1

EXECUTION COPY

AMENDMENT NUMBER TWO

to

LOAN AND SECURITY AGREEMENT

dated as of December 31, 2008

between

GENERAL MOTORS CORPORATION

and

THE UNITED STATES DEPARTMENT OF THE TREASURY

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) to the Loan and Security Agreement referenced below is entered into as of April 22, 2009, between GENERAL MOTORS CORPORATION, a Delaware corporation (the “Borrower”), and THE UNITED STATES DEPARTMENT OF THE TREASURY (the “Lender”).

RECITALS:

WHEREAS, the parties hereto have entered into that certain Loan and Security Agreement dated as of December 31, 2008, as supplemented by Appendix A dated as of December 31, 2008 (“Appendix A”), and as amended and modified by (i) that certain Post-Closing Letter Agreement, by and among the Borrower, certain Subsidiaries of the Borrower and the Lender, dated as of December 31, 2008, (ii) that certain Notice of Borrowing and Post-Closing Matters Letter, from the Borrower to the Lender, dated as of January 21, 2009, (iii) that certain Consent and Waiver Number One, between the Borrower and the Lender, dated as of January 29, 2009, (iv) that certain Waiver, between the Borrower and the Lender, dated as of February 17, 2009, (v) that certain Second Post-Closing Matters Letter, between the Borrower and the Lender, dated as of February 19, 2009, (vi) that certain Third Post-Closing Matters Letter, between the Borrower and the Lender, dated as of March 13, 2009, (vii) that certain Omnibus Joinder Number One, by and among the Borrower, certain Subsidiaries of the Borrower and the Lender, dated as of March 13, 2009, (viii) that certain Fourth Post-Closing Matters Letter, between the Borrower and the Lender, dated as of March 27, 2009, (ix) that certain Consent and Waiver Number Two, by and among the Borrower, Saturn Corporation and the Lender, dated as of March 30, 2009, and (x) that certain Amendment to the Loan and Security Agreement, between the Borrower and the Lender, dated as of March 31, 2009 (including as amended hereby, collectively, the “Loan Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement; and

WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, including to provide an additional Advance to the Borrower for working capital purposes, as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENTS

1.1. The following definitions are hereby added to Section 1.01 of Appendix A in their respective appropriate alphabetical order:

“Additional Note” shall mean any additional promissory notes issued to the Lender pursuant to Section 2.02(c) hereof, which notes shall be substantially in the form of Exhibit B to the Warrant Agreement and subject to all terms and provisions of the Warrant Agreement that are applicable to the Additional Note (as defined therein), except as otherwise expressly set forth in such additional promissory notes.

“Auto Supplier Support Program” shall mean the Credit Agreement dated as of April 3, 2009, between GM Supplier Receivables LLC and the Lender, as amended, restated, supplemented or otherwise modified from time to time.

“EAWA” shall mean the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009), Public Law No. 111-5, effective as of February 17, 2009, as may be amended and in effect from time to time.

“Fourth Draw Date” shall mean a Business Day prior to May 1, 2009 as shall be provided in the Notice of Borrowing delivered to the Lender with respect to the Working Capital Advance.

“Use of Proceeds Statement” shall have the meaning set forth in Section 2.03(c).

“Working Capital Advance” shall mean a loan made by the Lender to the Borrower under this Loan Agreement in an aggregate principal amount of up to $2,000,000,000 for the purpose of providing the Borrower with working capital.

“Working Capital Note” shall have the meaning set forth in Section 2.02(a).

1.2. The definition of “Advance” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Advance” or “Advances” shall have the meaning specified in Section 2.01(a), and shall include the Working Capital Advance, unless the context otherwise requires.

1.3. The definition of “EESA” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“EESA” shall mean the Emergency Economic Stabilization Act of 2008, Public Law No: 110-343, effective as of October 3, 2008, as amended by Section 7000 et al. of Division A, Title VII of the American Recovery and Reinvestment Act of 2009, Public Law No. 111-5, effective as of February 17, 2009, as may be further amended and in effect from time to time.

1.4. The definition of “Funding Date” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Funding Date” shall mean the date on which the Lender funds an Advance in accordance with the terms hereof, which shall be any or all of the following, as the context may require, (i) the Effective Date, (ii) the Second Draw Date, (iii) the Third Draw Date and (iv) the Fourth Draw Date.

1.5. The definition of “Loan Documents” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Loan Documents” shall include this Loan Agreement, the Note, the Warrant Note, each Additional Note, the Equity Pledge Agreement, the Intellectual Property Pledge Agreement, the Guaranty, the Warrant Agreement, the Warrant, the Post-Closing Letter Agreement, each Account Control Agreement, each Mortgage, and the Environmental Indemnity.

1.6. The definition of “Maximum Loan Amount” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Maximum Loan Amount” shall mean $15,400,000,000.

1.7. The definition of “Note” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Note” or “Notes” shall have the meaning set forth in Section 2.02(a).

1.8. Clause (xviii) of the definition of “Permitted Indebtedness” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

(xviii) the Warrant Note and any Additional Notes; and

1.9. The definition of “SEO” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“SEO” shall mean a Senior Executive Officer as defined in the EESA and any interpretation of such term by the United States Department of the Treasury thereunder, including the rules set forth in 31 C.F.R. Part 30.

1.10. Section 2.01(b) of Appendix A is hereby amended to add the following new clause (iv) at the end thereof, to read as follows:

(iv) The Advance made on the Fourth Draw Date shall be in an amount equal to $2,000,000,000.

1.11. Section 2.02(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Advances made by the Lender shall be evidenced by (x) a duly completed secured promissory note of the Borrower, substantially in the form of Exhibit A, dated December 31, 2008 and payable to the Lender in the original principal amount equal to $13,400,000,000 (the “Initial Note”), and (y) a duly completed secured promissory note of the Borrower, substantially in the form of Exhibit A-1, dated April 22, 2009, payable to the Lender in a principal amount equal to $2,000,000,000, which in the case of this clause (y) shall evidence the principal amount of the Working Capital Advance (the “Working Capital Note” and, together with the Initial Note, each a “Note” and, collectively, the “Notes”). Each Note shall be payable pro rata and pari passu with all other Notes issued hereunder. A Note shall be deemed to include any promissory note delivered in substitution or exchange therefor and any modifications or supplements thereto.

1.12. Section 2.02 of the Loan Agreement is hereby amended to add the following new clause (c) at the end thereof, to read as follows:

(c) As additional consideration to the Lender for making the Working Capital Advance, in accordance with the terms of the Warrant Agreement, the Borrower shall, on the Fourth Draw Date, deliver to the Lender a duly completed Additional Note dated April 22, 2009 and payable to the Lender in a principal amount equal to $133,400,000. The terms of the Additional Note delivered pursuant to this Section 2.02(c) shall be governed in all respects by the terms and provisions of Section 1.3 of the Warrant Agreement.

1.13. Section 2.03 of the Loan Agreement is hereby amended to add the following new clause (c) at the end thereof, to read as follows:

(c) Any Notice of Borrowing delivered in connection with the Working Capital Advance shall be accompanied by an officer’s certificate signed by a Responsible Person of the Borrower that sets forth in reasonable detail the intended use of proceeds of the requested Advance (the “Use of Proceeds Statement”). For the avoidance of doubt, it shall be a condition precedent to the Lender making the Working Capital Advance that the related Use of Proceeds Statement be in form and substance acceptable to the Lender in its sole discretion.

1.14. Section 2.09 of Appendix A is hereby amended and restated in its entirety to read as follows:

The Borrower shall utilize the proceeds from the Advances (i) in the case of all Advances other than the Working Capital Advance, for general corporate and working capital purposes and (ii) in the case of the Working Capital Advance, only in accordance with the Use of Proceeds Statement delivered to the Lender with respect thereto; provided that, for all Advances, the proceeds thereof shall not be used to prepay Indebtedness without the prior written consent of the Lender. The Advances made hereunder are not and shall not be construed as an extension of United States Government Federal funding associated with any specific project.

1.15. Section 7.02(l) of the Loan Agreement is hereby amended by deleting the term “TARP Compliance Office” in the second sentence thereof and replacing such term with the term “Lender”.

1.16. Section 7.05 of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

Promptly upon the Lender’s request, the Borrower shall furnish to the Lender an officer’s certificate signed by a Responsible Person of the Borrower certifying that the Borrower has used the proceeds of the Working Capital Advance in accordance with the Use of Proceeds Statement provided to the Lender with respect thereto. At the Lender’s request, the Borrower shall furnish to the Lender documentation reasonably acceptable to the Lender supporting the certifications in such officer’s certificate.

1.17. Section 7.17(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) Each Relevant Company shall take all necessary action to ensure that its Benefit Plans comply in all respects with the EESA, including, without limitation, the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA, as the same shall be in effect from time to time (collectively, the “Compensation Regulations”), and shall not adopt any new Benefit Plan (x) that does not comply therewith or (y) that does not expressly state and require that such Benefit Plan and any compensation thereunder shall be subject to all relevant Compensation Regulations adopted, issued or released on or after the date any such Benefit Plan is adopted. To the extent that the Compensation Regulations change during the period when any Obligations remain outstanding in a manner that requires changes to then-existing Benefit Plans, the Relevant Company shall effect such changes to its Benefit Plans as promptly as practicable after it has actual knowledge of such changes in order to be in compliance with this Section 7.17(a)(i) (and shall be deemed to be in compliance for a reasonable period within which to effect such changes).

1.18. The Loan Agreement is hereby amended by adding the following new Section 7.27, Section 7.28 and Section 7.29 immediately following the end of Section 7.26:

7.27 Employ American Workers Act. The Borrower shall comply, and the Borrower shall take all necessary action to ensure that its Subsidiaries comply, in all respects with the provisions of the EAWA.

7.28 Internal Controls; Recordkeeping; Additional Reporting.

(a) The Borrower shall promptly establish internal controls to provide reasonable assurance of compliance in all material respects with each of the Borrower’s covenants and agreements set forth in Sections 7.17, 7.18, 7.19, 7.27 and 7.28(b) hereof and shall collect, maintain and preserve reasonable records evidencing such internal controls and compliance therewith, a copy of which records shall be provided to the Lender promptly upon request. On the fifteenth day after the last day of each calendar quarter (or, if such day is not a Business Day, on the first Business Day after such day) commencing with June 30, 2009, the Borrower shall deliver to the Lender (at its address set forth in Section 11.02 of the Loan Agreement) a report setting forth in reasonable detail (x) the status of implementing such internal controls and (y) the Borrower’s compliance (including any instances of material non-compliance) with such covenants and agreements; provided that if the information to be provided pursuant to clause (y) is duplicative of the information set forth in the certifications delivered by the Borrower pursuant to Sections 7.02(k) and 7.02(l), the Borrower will be deemed to be in compliance with this reporting requirement if such report incorporates the duplicative information by reference. Such report shall be accompanied by a certification duly executed by an SEO of the Borrower stating that such quarterly report is accurate in all material respects to the best of such SEO’s knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(b) The Borrower shall use its reasonable best efforts to account for the use of the proceeds from the Working Capital Advance. On the fifteenth day after the last day of each calendar quarter (or, if such day is not a Business Day, on the first Business Day after such day) commencing with June 30, 2009, the Borrower shall deliver to the Lender (at its address set forth in Section 11.02 of the Loan Agreement) a report setting forth in reasonable detail the actual use of the proceeds from the

Working Capital Advance (to the extent not previously reported on to the Lender pursuant to Section 7.05). Such report shall be accompanied by a certification duly executed by an SEO of the Borrower that such quarterly report is accurate in all material respects to the best of such SEO’s knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(c) The Borrower shall collect, maintain and preserve reasonable records relating to the implementation of the Auto Supplier Support Program and all other Federal support programs provided to the Borrower or any of its Subsidiaries pursuant to EESA, the use of the proceeds thereunder and the compliance with the terms and provisions of such programs; provided that the Borrower shall have no obligation to comply with the foregoing in connection with any such program to the extent that such program independently requires, by its express terms, the Borrower to collect, maintain and preserve any records in connection therewith. The Borrower shall provide the Lender with copy of all such reasonable records promptly upon request.

7.29 Waivers.

(a) For any Person who is not a Loan Party as of the Fourth Draw Date, but subsequently becomes a Loan Party, the Borrower shall cause a waiver, in substantially the form attached hereto as Exhibit H-1, to be duly executed by such Loan Party and promptly delivered to the Lender.

(b) For any Person who is not an SEO as of the Fourth Draw Date, but subsequently becomes an SEO, the Borrower shall cause a waiver, in substantially the form attached hereto as Exhibit H-2, to be duly executed by such SEO, and promptly delivered to the Lender.

(c) For any Person who is not an SEO as of the Fourth Draw Date, but subsequently becomes an SEO, the Borrower shall cause a consent and waiver, in substantially the form attached hereto as Exhibit H-3, to be duly executed by such SEO, and promptly delivered to the Borrower (with a copy to the Lender).

(d) For any Person who is not a Senior Employee as of the Fourth Draw Date, but subsequently becomes an Senior Employee, the Borrower shall cause a waiver, in substantially the form attached hereto as Exhibit H-4 to this Loan Agreement, to be duly executed by such Senior Employee, and promptly delivered to the Lender.

(e) For any Person who is not a Senior Employee as of the Fourth Draw Date, but subsequently becomes an Senior Employee, the Borrower shall cause a consent and waiver, in substantially the form attached hereto as Exhibit H-5 to this Loan Agreement, to be duly executed by such Senior Employee, and promptly delivered to the Borrower (with a copy to the Lender).

1.19. Section 9.01(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(d) any Loan Party shall breach any covenant contained in Section 7.03, Section 7.17, Section 7.27, Section 7.28, Section 7.29 or Section 8 hereof; or

1.20. Section 11.02 of Appendix A is hereby amended by replacing the text appearing between the words “Lender:” and “Borrower” contained therein with the following:

The United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Attention: Chief Counsel Office of Financial Stability

Facsimile: (202) 927-9225

Email: OFSChiefCounselNotices@do.treas.gov

1.21. The Loan Agreement is hereby amended by adding each of Exhibit H-1, Exhibit H-2, Exhibit H-3, Exhibit H-4, and Exhibit H-5 attached to this Amendment Number Two, and placing each of them in the appropriate order at the end of the Loan Agreement.

2. MODIFICATION OF LOAN AGREEMENT

2.1. This Amendment Number Two is limited precisely as written and shall not be deemed to be a consent to a waiver, amendment or modification of any other term or condition of the Loan Agreement, the other Loan Documents, or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof, and this Amendment Number Two shall not be considered a novation.

2.2. This Amendment Number Two shall not prejudice any right or rights the Lender may now have or may have in the future under or in connection with the Loan Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

After giving effect to this Amendment Number Two, the representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing on and as of the date of this Amendment Number Two.

4. FEES AND EXPENSES

The Borrower agrees to pay or reimburse the Lender for all fees and out of pocket expenses incurred by the Lender in connection with the documentation of this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment Number Two), pursuant to Section 11.03(b) of the Loan Agreement.

5. CONDITIONS PRECEDENT

The effectiveness of this Amendment Number Two and the obligation of the Lender to make an Advance on the Fourth Draw Date is subject to the satisfaction of the following conditions precedent (in addition to any conditions precedent that must be satisfied pursuant to the terms of the Loan Agreement or any other Loan Document):

(i)	The Lender shall have received (a) a duly executed copy of this Amendment Number Two, (b) an original Working Capital Note pursuant to Section 2.02(a) of the Loan Agreement, duly completed and executed, (c) an original Additional Note pursuant to Section 2.02(c) of the Loan Agreement, duly completed and executed, (d) a duly executed Notice of Borrowing and Use of Proceeds Statement pursuant to Section 2.03 of the Loan Agreement.

(ii)	No Default or Event of Default under any of the Loan Documents has occurred, and is continuing as of the date hereof.

(iii)	The Borrower shall provide, or cause to be provided, each of the following:

(a)	a waiver duly executed by each of the Loan Parties in substantially the form of Exhibit H-1 to the Loan Agreement, which waiver shall be delivered to the Lender;

(b)	a waiver duly executed by each SEO in substantially the form of Exhibit H-2 to the Loan Agreement, which waiver shall be delivered to the Lender;

(c)	a consent and waiver duly executed by each SEO in substantially the form of Exhibit H-3 to the Loan Agreement, which consent and waiver shall be delivered to the Borrower (with a copy to the Lender);

(d)	a waiver duly executed by each Senior Employee in substantially the form of Exhibit H-4 to the Loan Agreement, which waiver shall be delivered to the Lender; and

(e)	a consent and waiver duly executed by each Senior Employee in substantially the form of Exhibit H-5 to the Loan Agreement, which consent and waiver shall be delivered to the Borrower (with a copy to the Lender).

6. MISCELLANEOUS

6.1 Construction. This Amendment Number Two is executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. No provision of this Amendment shall be construed against or interpreted to the disadvantage of the Lender or the Borrower by reason of the Lender or the Borrower having or being deemed to have structured or drafted such provision of this Amendment Number Two. Whenever the Loan Agreement is referred to in the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Loan Agreement, as amended and modified hereby.

6.2 Counterparts. This Amendment Number Two may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Amendment Number Two may be transmitted between them by email or facsimile. The parties intend that faxed signatures and electronically imaged signatures (such as .pdf files) shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

6.3 Governing Law. This Amendment Number Two shall be governed by and construed in accordance with the applicable terms and provisions of Section 11.10 of the Loan Agreement.

6.4 Successors and Assigns. This Amendment Number Two shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

6.5 Entire Agreement; Modification. Except as expressly provided in this Amendment Number Two, the Loan Agreement is, and shall continue to be, in full force and effect in accordance with its terms, without amendment thereto, and is, in all respects, ratified and confirmed. This Amendment Number Two is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof, and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made. The Loan Agreement, as amended and modified hereby, may only be further amended, restated, supplemented, or otherwise modified in accordance with the provisions thereof.

6.6 Headings. The headings, captions and arrangements used in this Amendment Number Two are for reference purposes only and shall not affect the meaning or interpretation of this Amendment Number Two.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Two to the Loan Agreement to be duly executed by their respective authorized officers as of day hereinabove written.

GENERAL MOTORS CORPORATION,
as Borrower

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary of the Treasury for Financial Stability

AMENDMENT NUMBER TWO TO LOAN AGREEMENT

EXHIBIT H-1

FORM OF WAIVER FOR THE LOAN PARTIES

In consideration for the benefits that it will receive as a result of its or its Affiliate’s participation in the United States Department of the Treasury’s Automotive Industry Financing Program and/or any other economic stabilization program implemented by the Department of the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented, or otherwise modified, the “EESA”) or any other law or regulation in existence either prior to or subsequent to the date of this letter (any such program, including the Automotive Industry Financing Program, a “Program”), [LOAN PARTY] (together with its subsidiaries and affiliates, the “Company”) hereby voluntarily waives any claim against the United States for any changes to compensation or benefits of the Company’s employees that are required to comply with any Program or related laws and regulations (whether or not in existence as of the date hereof), including without limitation the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA and the requirements of the Loan and Security Agreement between the Company and The United States Department of the Treasury entered into on or about December 31, 2008, as amended (the “Limitations”).

The Company acknowledges that the aforementioned laws, regulations and Limitations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that the Company may have with its employees or in which such employees may participate as the regulations and Limitations relate to the period the United States holds any equity or debt securities of the Company acquired through a Program, including without limitation the Automotive Industry Financing Program, or for any other period applicable under such Program or Limitations, as the case may be.

This waiver includes all claims the Company may have under the laws of the United States or any state (whether or not in existence as of the date hereof) related to the requirements imposed by the aforementioned laws, regulations and Limitations, including without limitation a claim for any compensation or other payments or benefits the Company’s employees would otherwise receive, any challenge to the process by which the aforementioned laws, regulations or Limitations are or were adopted and any tort or constitutional claim about the effect of these laws, regulations or Limitations on the Company’s employment relationship with its employees.

[LOAN PARTY]

By:
Name:
Title:

Date: April             , 2009

H-1-1

EXHIBIT H-2

FORM OF WAIVER OF SEO TO LENDER

In consideration for the benefits I will receive as a result of the participation of General Motors Corporation (together with its subsidiaries and affiliates, the “Company”) in the United States Department of the Treasury’s Automotive Industry Financing Program and/or any other economic stabilization program implemented by the Department of the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented, or otherwise modified, the “EESA”) or any other law or regulation in existence either prior to or subsequent to the date of this letter from me (any such program, including the Automotive Industry Financing Program, a “Program”), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with any Program or related laws and regulations (whether or not in existence as of the date hereof), including without limitation the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA and the requirements of the Loan and Security Agreement between the Company and The United States Department of the Treasury entered into on or about December 31, 2008, as amended (the “Limitations”).

I acknowledge that the aforementioned laws, regulations and Limitations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that I may have with the Company or in which I may participate as they relate to the period the United States holds any equity or debt securities of the Company acquired through a Program, including without limitation the Automotive Industry Financing Program, or for any other period applicable under such Program or Limitations, as the case may be.

This waiver includes all claims I may have under the laws of the United States or any state (whether or not in existence as of the date hereof) related to the requirements imposed by the aforementioned laws, regulations and Limitations, including without limitation a claim for any compensation or other payments or benefits I would otherwise receive, any challenge to the process by which the aforementioned laws, regulations or Limitations are or were adopted and any tort or constitutional claim about the effect of these laws, regulations or Limitations on my employment relationship.

Intending to be legally bound, I have executed this Waiver as

of this             day of April, 2009.

Name:

H-2-1

EXHIBIT H-3

FORM OF CONSENT AND WAIVER OF SEO TO THE LOAN PARTIES

In consideration for the benefits I will receive as a result of the participation of General Motors Corporation (together with its subsidiaries and affiliates, the “Company”) in the United States Department of the Treasury’s Automotive Industry Financing Program and/or any other economic stabilization program implemented by the Department of the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented, or otherwise modified, the “EESA”) or any other law or regulation in existence either prior to or subsequent to the date of this letter from me (any such program, including the Automotive Industry Financing Program, a “Program”), I hereby voluntarily consent to and waive any claim against any of the Company, the Company’s Board of Directors (or similar governing body), any individual member of the Company’s Board of Directors (or similar governing body) and the Company’s officers, employees, representatives and agents for any changes to my compensation or benefits that are required to comply with any Program or related laws and regulations (whether or not in existence as of the date hereof), including without limitation the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA and the requirements of the Loan and Security Agreement between the Company and The United States Department of the Treasury entered into on or about December 31, 2008, as amended (the “Limitations”).

I acknowledge that the aforementioned laws, regulations and Limitations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that I may have with the Company or in which I may participate as they relate to the period the United States holds any equity or debt securities of the Company acquired through a Program, including without limitation the Automotive Industry Financing Program, or for any other period applicable under such Program or Limitations, as the case may be.

This waiver includes all claims I may have under the laws of the United States or any state (whether or not in existence as of the date hereof) related to the requirements imposed by the aforementioned laws, regulations and Limitations, including without limitation a claim for any compensation or other payments or benefits I would otherwise receive, any challenge to the process by which the aforementioned laws, regulations or Limitations are or were adopted and any tort or constitutional claim about the effect of these laws, regulations or Limitations on my employment relationship.

I agree that, in the event and to the extent that the Compensation Committee of the Board of Directors of the Company or similar governing body (the “Committee”) reasonably determines that any compensatory payment and benefit provided to me, including any bonus or incentive compensation based on materially inaccurate financial statements or performance criteria, would cause the Company to fail to be in compliance with the terms and conditions of any laws, regulations or the Limitations (such payment or benefit, an “Excess Payment”), upon notification from the Company, I shall promptly repay such Excess Payment to the Company. In addition, I agree that the Company shall have the right to postpone any such payment or benefit for a reasonable period of time to enable the Committee to determine whether such payment or benefit would constitute an Excess Payment.

I understand that any determination by the Committee as to whether or not, including the manner in which, a payment or benefit needs to be modified, terminated or repaid in order for the Company to be in compliance with Section 111 of the EESA and/or the aforementioned laws, regulations or Limitations shall be final, conclusive and binding. I further understand that the Company is relying on this letter from me in connection with its participation in a Program.

H-3-1

Intending to be legally bound, I have executed this Consent and Waiver as

of this             day of April, 2009.

Name:

H-3-2

EXHIBIT H-4

FORM OF WAIVER OF SENIOR EMPLOYEES TO LENDER

In consideration for the benefits I will receive as a result of the participation of General Motors Corporation (together with its subsidiaries and affiliates, the “Company”) in the United States Department of the Treasury’s Automotive Industry Financing Program and/or any other economic stabilization program implemented by the Department of the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented, or otherwise modified, the “EESA”) or any other law or regulation in existence either prior to or subsequent to the date of this letter from me (any such program, including the Automotive Industry Financing Program, a “Program”), I hereby voluntarily waive any claim against the United States or my employer for any failure to pay or accrue any bonus or incentive compensation or other compensation as a result of compliance with any Program or related laws and regulations (whether or not in existence as of the date hereof), including without limitation the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA and the requirements of the Loan and Security Agreement between the Company and The United States Department of the Treasury entered into on or about December 31, 2008, as amended (the “Limitations”).

I acknowledge that the aforementioned laws, regulations and Limitations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that I may have with the Company or in which I may participate as they relate to the period the United States holds any equity or debt securities of the Company acquired through a Program, including without limitation the Automotive Industry Financing Program, or for any other period applicable under such Program or Limitations, as the case may be.

This waiver includes all claims I may have under the laws of the United States or any state (whether or not in existence as of the date hereof) related to the requirements imposed by the aforementioned laws, regulations and Limitations, including without limitation a claim for any compensation or other payments or benefits I would otherwise receive, any challenge to the process by which the aforementioned laws, regulations or Limitations are or were adopted and any tort or constitutional claim about the effect of these laws, regulations or Limitations on my employment relationship.

Intending to be legally bound, I have executed this Waiver

as of this             day of April, 2009.

Name:

H-4-1

EXHIBIT H-5

FORM OF CONSENT AND WAIVER OF SENIOR EMPLOYEES TO THE COMPANY

In consideration for the benefits I will receive as a result of the participation of General Motors Corporation (together with its subsidiaries and affiliates, the “Company”) in the United States Department of the Treasury’s Automotive Industry Financing Program and/or any other economic stabilization program implemented by the Department of the Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented, or otherwise modified, the “EESA”) or any other law or regulation in existence either prior to or subsequent to the date of this letter from me (any such program, including the Automotive Industry Financing Program, a “Program”), I hereby voluntarily consent to and waive any claim against any of the Company, the Company’s Board of Directors (or similar governing body), any individual member of the Company’s Board of Directors (or similar governing body) and the Company’s officers, employees, representatives and agents for any failure to pay or accrue any bonus or incentive compensation or other compensation as a result of compliance with any Program or related laws and regulations (whether or not in existence as of the date hereof), including without limitation the provisions for the Capital Purchase Program, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 CFR Part 30, or any other guidance or regulations under the EESA and the requirements of the Loan and Security Agreement between the Company and The United States Department of the Treasury entered into on or about December 31, 2008, as amended (the “Limitations”).

I acknowledge that the aforementioned laws, regulations and Limitations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that I may have with the Company or in which I may participate as they relate to the period the United States holds any equity or debt securities of the Company acquired through a Program, including without limitation the Automotive Industry Financing Program, or for any other period applicable under such Program or Limitations, as the case may be.

This waiver includes all claims I may have under the laws of the United States or any state (whether or not in existence as of the date hereof) related to the requirements imposed by the aforementioned laws, regulations and Limitations, including without limitation a claim for any compensation or other payments or benefits I would otherwise receive, any challenge to the process by which the aforementioned laws, regulations or Limitations are or were adopted and any tort or constitutional claim about the effect of these laws, regulations or Limitations on my employment relationship.

I agree that, in the event and to the extent that the Compensation Committee of the Board of Directors of the Company or similar governing body (the “Committee”) reasonably determines that any compensatory payment and benefit provided to me would cause the Company to fail to be in compliance with the terms and conditions of any laws, regulations or the Limitations (such payment or benefit, an “Excess Payment”), upon notification from the Company, I shall promptly repay such Excess Payment to the Company. In addition, I agree that the Company shall have the right to postpone any such payment or benefit for a reasonable period of time to enable the Committee to determine whether such payment or benefit would constitute an Excess Payment.

I understand that any determination by the Committee as to whether or not, including the manner in which, a payment or benefit needs to be modified, terminated or repaid in order for the Company to be in compliance with Section 111 of the EESA and/or the aforementioned laws, regulations or Limitations shall be final, conclusive and binding. I further understand that the Company is relying on this letter from me in connection with its participation in a Program.

H-5-1

Intending to be legally bound, I have executed this Consent and Waiver

as of this             day of April, 2009.

Name:

H-5-2